UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2009

Aware, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21129

Massachusetts	04-2911026
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

(781) 276-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On December 4, 2009, the Board of Directors of Aware, Inc. (“Aware”) decided that, effective January 1, 2010, Aware’s President, Edmund C. Reiter will be promoted to Chief Executive Officer and Chairman and Chief Executive Officer  Michael A. Tzannes will become Executive Chairman.  A copy of the press release announcing these changes is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report.  The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description
99.1	Press release issued by Aware, Inc. on December 7, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

	By:	/s/ Michael A. Tzannes
Michael A. Tzannes
Chairman and Chief Executive Officer

Date: December 7, 2009

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Aware, Inc. on December 7, 2009.